Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the nine months ended September 30, 2016. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, which was filed with the U.S. Securities and Exchange Commission on November 2, 2016.

	September 30, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$423,438	$—	$7,032	$430,470
Income and fees receivable	24,801	—	—	24,801
Due from related parties	(145,992)	—	165,872	19,880
Deferred income tax assets	2,614	—	667,077	669,691
Other assets, net	191,736	(17,837)	30,053	203,952
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	36,830	—	36,830
Other assets of Och-Ziff funds	—	2,633	—	2,633
Total Assets	$496,597	$21,626	$870,034	$1,388,257

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,471	$—	$488,778	$490,249
Debt obligations	561,757	—	—	561,757
Compensation payable	22,716	—	—	22,716
Other liabilities	351,833	—	212,381	564,214
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	—	—	—
Securities sold under agreements to repurchase	—	—	—	—
Other liabilities of Och-Ziff funds	—	653	—	653
Total Liabilities	937,777	653	701,159	1,639,589

Redeemable Noncontrolling Interests	—	20,973	—	20,973

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,653,471	—	(9,534,992)	3,118,479
Appropriated retained deficit	—	—	—	—
Accumulated deficit	(13,098,999)	—	9,529,029	(3,569,970)
Shareholders' deficit attributable to Class A Shareholders	(445,528)	—	(5,963)	(451,491)
Shareholders' equity attributable to noncontrolling interests	4,348	—	174,838	179,186
Total Shareholders' (Deficit) Equity	(441,180)	—	168,875	(272,305)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$496,597	$21,626	$870,034	$1,388,257

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Nine Months Ended September 30, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$428,822	$—	$—	$428,822
Incentive income	57,477	—	—	57,477
Other revenues	1,462	—	82	1,544
Income of consolidated Och-Ziff funds	—	1,262	—	1,262
Total Revenues	487,761	1,262	82	489,105

Expenses
Compensation and benefits	169,762	—	—	169,762
Reorganization expenses	—	—	—	—
Interest expense	17,452	—	—	17,452
General, administrative and other	597,390	—	(13,059)	584,331
Expenses of consolidated Och-Ziff funds	—	316	—	316
Total Expenses	784,604	316	(13,059)	771,861

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	2,367	(1,065)	—	1,302
Net gains of consolidated Och-Ziff funds	—	2,182	—	2,182
Total Other Income	2,367	1,117	—	3,484

(Loss) Income Before Income Taxes	(294,476)	2,063	13,141	(279,272)
Income taxes	6,945	—	32,491	39,436
Consolidated and Total Comprehensive Net (Loss) Income	$(301,421)	$2,063	$(19,350)	$(318,708)

Allocation of Consolidated and Total Comprehensive Net (Loss) Income
Class A Shareholders	$(301,630)	$—	$167,988	$(133,642)
Noncontrolling interests	209	262	(187,338)	(186,867)
Redeemable noncontrolling interests	—	1,801	—	1,801
	$(301,421)	$2,063	$(19,350)	$(318,708)

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.